EX.99.906CERT

                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of The Fairholme Fund, does hereby certify, to such officer's knowledge, that the report on Form N-CSR of The Fairholme Fund for the period ended November 30, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of The Fairholme Fund for the stated period.

/s/ Bruce R. Berkowitz                   /s/ Timothy R. Biedrzycki
______________________________________   _______________________________________
 Bruce R. Berkowitz, President            Timothy K. Biedrzycki, Treasurer

           2/2/2009
 Dated: ______________________

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by The Fairholme Fund for purposes of Section 18 of the Securities Exchange Act of 1934.

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